Exhibit 99.10

Monthly Operating Report

CASH BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	8/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	8/20/2015
PRINTED NAME OF PREPARER	DATE

NOTES:
Schedule Amounts were updated per the amended filing on 7/2/15.

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH
DISBURSEMENTS	Apr 30,2015	May 31,2015	June 30,2015	July 31,2015
1. CASH - BEGINNING OF MONTH	$34,256.39	$12,603.29	$21,359.90	$34,681.70
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME	$10,000.00	$10,000.00	$22,000.00	$10,000.00	[11]
7. WAGES
8. OTHER (ATTACH LIST)		$61,398.28			[2]
9. TOTAL RECEIPTS	$10,000.00	$71,398.28	$22,000.00	$10,000.00
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID
12. SALES,USE & OTHER TAXES PAID			$150.00
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE	$1,058.43	$1,054.43	$2,462.99	$2,475.99
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES	$433.02		$484.65
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$28,211.65	$61,587.24	$5,580.56	$5,018.31	[2]
29. TOTAL ORDINARY DISBURSEMENTS	$29,703.10	$62,641.67	$8,678.20	$7,494.30
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES	$1,950.00			$1,950.00
32. OTHER (ATTACH LIST)				$1,488.30	[2]
33. TOTAL REORGANIZATION EXPENSES	$1,950.00	$-	$-	$3,438.30
34. TOTAL DISBURSEMENTS	$31,653.10	$62,641.67	$8,678.20	$10,932.60	[1]
35. NET CASH FLOW	$(21,653.10)	$8,756.61	$13,321.80	$(932.60)
36. CASH - END OF MONTH	$12,603.29	$21,359.90	$34,681.70	$33,749.10

[1]	Attached Exhibit 1 lists all disbursements by LPI, Inc. on behalf of LPHI for the month.
[2]	Attached Exhibit 3 list receipts in "8. Other" and disbursements in "28. Other" and "32. Other" above.
[11]	Includes Rental Income for the buildings and for the airport hangar.

Monthly Operating Report

CASH BASIS-1A

2015

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH DISBURSEMENTS DETAIL	MONTH:	July

CASH DISBURSEMENTS

DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS

CK#	DATE	PAYEE	PURPOSE	AMOUNT
001001	7/1/2015	Shareholder.com	Web Page Hosting	$3,749.65
001002	7/8/2015	Allied Insurance	Business Insurance	$1,076.07
001003	7/8/2015	Bank Direct Capital Finance	Cyber Liability Insurance	$1,104.82
001004	7/8/2015	Travelers Insurance Network of TX	Insurance on artifacts	$295.10
bank fee	07/14/15	Bank of Texas	Account Analysis Fees	$231.16
001005	7/15/2015	Kathleen M. Rehling	Transcription Services	$1,488.30
bank fee	07/24/15	Bank of Texas	Reverse Analysis Fee	$(12.50)
001006	7/27/2015	U.S. Trustee	U.S. Trustee Fees	$1,950.00
001007	7/30/2015	American Stock Transfer & Trust Co.	Registrar & Transfer Fees	$1,050.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$10,932.60

TOTAL DISBURSEMENTS FOR THE MONTH				$10,932.60	[1]

1 Attached Exhibit 1 lists all disbursements by LPI, Inc. on behalf of LPHI for the month.

Monthly Operating Report

CASH BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3
A. BANK:	Bank of America	Alliance	Bank of Texas
B. ACCOUNT NUMBER:	3363	0613	3772
C. PURPOSE (TYPE):	DIP Acct	MM	Checking	TOTAL
1. BALANCE PER BANK STATEMENT	$-	$-	$36,287.40	$36,287.40
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS			$2,538.30	$2,538.30
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$-	$-	$33,749.10	$33,749.10
6. NUMBER OF LAST CHECK WRITTEN	1013		1007

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH

12. CURRENCY ON HAND				$-

13. TOTAL CASH - END OF MONTH				$33,749.10

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE	MONTH	MONTH	MONTH
REAL PROPERTY	AMOUNT	May 31,2015	June 30,2015	July 31,2015
1. 204 Woodhew Dr. Waco, TX 76712	$1,079,495.09	$1,079,495.09	$1,079,495.09	$1,079,495.09
2. 8225 Central Park Dr. Waco, TX 76712	$1,109,143.75	$1,109,143.75	$1,109,143.75	$1,109,143.75
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$2,188,638.84	$2,188,638.84	$2,188,638.84	$2,188,638.84
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.	$51,248.28	$21,359.90	$34,681.70	$33,749.10
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART	$166,250.00	$166,250.00	$166,250.00	$166,250.00
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS	unknown	unknown	unknown	unknown	[3]
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$76,415.22		$84,665.09	$84,665.09
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$293,913.50	$187,609.90	$285,596.79	$284,664.19
37. TOTAL ASSETS	$2,482,552.34	$2,376,248.74	$2,474,235.63	$2,473,303.03

[3]	Item 13. Stocks: Value of LPI not included since financials were historically consolidated for reporting.

Monthly Operating Report

CASH BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	July

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	$267,504.86	$205,730.13	[4]
2. PRIORITY	$3,991,351.00
3. UNSECURED	$114,283,484.71
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$118,542,340.57	$205,730.13

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS) [5]
7. Alexander Dubose Jefferson & Townsend LLP		$21,197.17
8. American Express		$212.00
9. Law Offices of Douglas M. Berman, PLLC		$22,376.25
10. Kevin Buchanan & Associates, P.L.L.C.		$140,235.46
11. Carrington, Coleman, Sloman & Blumenthal, L.L.P.		$541.00
12. First Advantage Litigation Consulting		$11,535.00
13. Forshey & Prostok, LLP - IOLTA		$96,795.97
14. Horwood, Marcus & Berk		$8,827.50
15. HSPG & Associates, PC		$23,287.02
16. Hudson & Calleja, LLC		$1,975.00
17. The Johnson Law Firm		$6,881.90
18. Kyle Mathis & Lucas LLP		$1,367.97
19. C. Alfred Mackenzie		$4,792.50
20. Meadows Collier Attorneys at Law		$16,766.47
21. Meyer, Unkovic & Scott LLP		$2,691.14
22. Pronske Goolsby & Kathman, P.C.		$28,617.68
23. Kathleen M. Rehling		$281.30
24. Shackelford, Melton & McKinley		$60.00
25. Shareholder.com		$5,624.48
26. Smith, Jackson, Boyer & Bovard, PLLC		$19,742.30
27. Squire Patton Boggs (US) LLP		$4,936.22
28. West & Associates, L.L.P		$10,165.00
29. Whitley Penn		$61,354.63
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$490,263.96		$-
31. TOTAL POSTPETITION LIABILITIES		$490,263.96		$-

[4]	Secured Prepetition Liability Payments were paid to AFCO on promissory note for D&O and E&O insurance as follows:
$34,288.35 Payments by Life Partners Holdings, Inc.
$171,441.78 Payments by Life Partners, Inc. on behalf of LPHI.
[5]	See Exhibit 2 for detail of Postpetition Liabilities.

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	July

ACCOUNTS RECEIVABLE AGING

	SCHEDULE	MONTH	MONTH
	AMOUNT	June 30,2015	July31,2015	MONTH
1. 0 - 30	$76,415.22	$84,665.09	$84,665.09
2. 31 - 60
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$76,415.22	$84,665.09	$84,665.09	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$76,415.22	$84,665.09	$84,665.09	$-

AGING OF POSTPETITION TAXES AND PAYABLES

	0 - 30	31-60	90+
TAXES PAYABLE	DAYS	DAYS	DAYS	Total
1. FEDERAL				$-
2. STATE				$-
3. LOCAL	$32,774.93			$32,774.93
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$32,774.93	$-	$-	$32,774.93

6. ACCOUNTS PAYABLE	$10,813.40	$32,971.88	$446,478.68	$490,263.96	[5]

STATUS OF POSTPETITION TAXES

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY	$27,627.04	$5,147.89		$32,774.93	[8]
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$27,627.04	$5,147.89	$-	$32,774.93
16. TOTAL TAXES	$27,627.04	$5,147.89	$-	$32,774.93

[5]	See Exhibit 2 for detail of Postpetition Liabilities
[8]	Accruing for calendar 2015 taxes due at the end of the year.

Monthly Operating Report

CASH BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	July

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS [13]
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Asset Servicing Group					$574,382.84
2. Forshey & Prostok, LLP	04/28/15	$154,409.11		$57,613.14	$96,795.97	[6]
3. Kevin Buchanan & Associates	07/01/15	$140,235.46			$140,235.46
4. Kim Hinkle, Attorney at Law					$139,963.00
5. MMS Advisors					$147,000.00	[12]
6. Pronske Goolsby & Kathman, P.C.	05/05/15	$128,617.68		$100,000.00	$28,617.68	[6]
7. Thompson & Knight LLP					$3,637,500.00
8. Tom Moran, US Trustee					$290,900.00
9. Munsch, Hardt, Kopf & Harr,P.C.					$960,953.15
10. Bridgepoint Consulting					$122,816.30
11. Epiq Bankruptcy Solutions			$98,992.39	$123,992.39	$941,420.02	[14]
12. Phillips Murrah					$128,431.00
TOTAL PAYMENTS TO PROFESSIONALS		$423,262.25	$98,992.39	$281,605.53	$7,209,015.42

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST-
NAME OF CREDITOR	DUE	MONTH	PETITION
1. BankDirect Capital Finance	$1,104.82	$1,104.82	$7,590.09
2.
3.
4.
5.
6. TOTAL	$1,104.82	$1,104.82	$7,590.09

[6]	The payments reflected here are retainers paid in prior months by Life Partners, Inc.
[12]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[13]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[14]	Current month payments to Epiq Bankruptcy Solutions were made by Life Partners, Inc. Total paid to date to Epiq includes a $25,000 retainer paid 5/5/15 by LPI Financial Services, Inc. that was not previously reported.

Monthly Operating Report

CASH BASIS-6

2015

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	July

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 4. Approval of Motion for relief from automatic stay to pay AFCO for D&O insurance at 2/9/15 Hearing; See Exhibit 1 showing monthly payment made by LPI.

Questionnaire Item 10. Past Due amounts are mainly professional fees incurred after the filing date. See Exhibit 2.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY
Directors & Officers	Illinois National	09/01/14 - 08/31/15
Errors & Omissions	Indian Habor	09/01/14 - 08/31/15
Total for Financed thru AFCO			$34,288.35 /mo.
Commercial Package*	Allied	06/14/14 - 06/13/15	$1,058.43 /mo.	[10]
Commercial Package*	Allied	06/14/15 - 06/13/16	$1,073.07 /mo.
Commercial Fine Arts	Travelers Lloyds Ins.	06/14/15 - 06/14/16	$285.10 /mo.
Cyber Liability	Beazley Insurance	05/12/15 - 06/12/16	$1,104.82 /mo.

*includes auto, building, edp, excess liability

[10]	This obligation has been paid in full.

Life Partners Holdings Inc	Exhibit 1
Distributions made by Life Partners, Inc. for LPHI Obligations
Period Ending 7/31/15

Number	Date Paid	Vendor	Paid by	Amount Paid	Purpose
American Express	6/3/2015	Vintage Filings	LPI credit card	$454.00	File 8-K ***
wire	7/1/2015	AFCO	LPI wire	$34,288.36	Insurance Payment
			Total Paid	$34,742.36

*** These items were applied against LPI's credit balance with American Express. The date shown here is the date the expense was incurred

Date:
Time: User:
Monday, August 17, 2015	EXHIBIT 2
01:36PM BSTRIPLING

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

1 of 5

03681d.rpt

20

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Company:	20
ALEX00	Alexander Dubose Jefferson & T	A
233293	6287	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	317.17	317.17
233294	6288	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	12,100.00	12,100.00
233295	6288	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	7,080.00	7,080.00
234017	6291	VO	A	4/22/2015	4/22/2015	0.00	0.00	0.00	0.00	13,140.00	13,140.00
234028	Rev6288	AD	A	4/24/2015	0.00	0.00	0.00	0.00	-12,100.00	-12,100.00
234029	Rev6288	AD	A	4/24/2015	0.00	0.00	0.00	0.00	-7,080.00	-7,080.00
234030	6291	VO	A	4/24/2015	4/24/2015	0.00	0.00	0.00	0.00	7,080.00	7,080.00
234031	6353	VO	A	4/24/2015	4/24/2015	0.00	0.00	0.00	0.00	660.00	660.00
Vendor Total	0.00	0.00	0.00	0.00	21,197.17	21,197.17
AMER01	American Express
234831	6-81004xJul15	VO	A	7/28/2015	8/12/2015	8/5/2015	212.00	0.00	0.00	0.00	0.00	212.00
Vendor Total	212.00	0.00	0.00	0.00	0.00	212.00
BERM00	Law Offices of Douglas M. Berm	A
232202	LP01-21-2015	VO	A	3/1/2015	3/1/2015	0.00	0.00	0.00	0.00	4,712.50	4,712.50
233297	LP-02-2015	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	11,293.75	11,293.75
233552	LP-03-2015	VO	A	4/8/2015	4/8/2015	0.00	0.00	0.00	0.00	6,370.00	6,370.00
233556	Retnr-LP-01-2	AD	A	4/8/2015	0.00	0.00	0.00	0.00	-4,712.50	-4,712.50
233558	RetnrLP-02-20	AD	A	4/8/2015	0.00	0.00	0.00	0.00	-656.25	-656.25
234079	RevRetrLP-01	VO	A	4/8/2015	4/8/2015	0.00	0.00	0.00	0.00	4,712.50	4,712.50
234080	RetnrLP-02-20	VO	A	4/8/2015	4/8/2015	0.00	0.00	0.00	0.00	656.25	656.25
Vendor Total	0.00	0.00	0.00	0.00	22,376.25	22,376.25
BUCH00	Kevin Buchanan	& Associates, P	A
232832	1355	VO	A	1/31/2015	1/31/2015	0.00	0.00	0.00	0.00	26,947.75	26,947.75
234659	Rev1355	AD	A	1/31/2015	0.00	0.00	0.00	0.00	-26,947.75	-26,947.75
234660	1382	VO	A	5/11/2015	5/11/2015	0.00	0.00	0.00	31,949.00	0.00	31,949.00
234661	1382	VO	A	5/11/2015	5/11/2015	0.00	0.00	0.00	105,546.96	0.00	105,546.96

Date:

Time: User:

Monday, August 17, 2015

01:36PM BSTRIPLING

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

2 of 5

03681d.rpt

20

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
234662	1382	VO	A	5/11/2015	5/11/2015	0.00	0.00	0.00	7,459.00	0.00	7,459.00
234663	1382-Doc561	AD	A	5/11/2015	0.00	0.00	0.00	-4,719.50	0.00	-4,719.50
Vendor Total	0.00	0.00	0.00	140,235.46	0.00	140,235.46
CARR06	Carrington, Coleman, Sloman &	A
232849	317854	VO	A	2/13/2015	2/13/2015	0.00	0.00	0.00	0.00	541.00	541.00
Vendor Total	0.00	0.00	0.00	0.00	541.00	541.00
FIRS08	First Advantage Litigation Con
233304	14602	VO	A	3/30/2015	3/30/2015	3/30/2015	0.00	0.00	0.00	0.00	11,535.00	11,535.00
Vendor Total	0.00	0.00	0.00	0.00	11,535.00	11,535.00
FORS00	Forshey & Prostok, LLP - IOLTA	A
233290	28681-Jan15	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	78,075.53	78,075.53
233291	28681-Feb15	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	59,822.90	59,822.90
233292	28681-Mar15	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	1,807.50	1,807.50
234629	Doc303-28681	AD	A	3/23/2015	0.00	0.00	0.00	0.00	-42,909.96	-42,909.96
Vendor Total	0.00	0.00	0.00	0.00	96,795.97	96,795.97
HORW00	Horwood, Marcus & Berk	A
233305	385452	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	105.00	105.00
233935	387204	VO	A	4/22/2015	4/22/2015	0.00	0.00	0.00	0.00	3,152.50	3,152.50
234276	389426	VO	A	6/2/2015	6/2/2015	0.00	0.00	5,357.50	0.00	0.00	5,357.50
234423	391018	VO	A	6/25/2015	6/25/2015	0.00	0.00	212.50	0.00	0.00	212.50
Vendor Total	0.00	0.00	5,570.00	0.00	3,257.50	8,827.50
HSPG00	HSPG & Associates, PC	A
232726	15-007	VO	A	2/7/2015	2/7/2015	2/7/2015	0.00	0.00	0.00	0.00	3,786.75	3,786.75
233113	15-024	VO	A	3/6/2015	3/6/2015	3/6/2015	0.00	0.00	0.00	0.00	18,699.57	18,699.57
233114	15-007	AD	A	2/7/2015	2/7/2015	0.00	0.00	0.00	0.00	-3,786.75	-3,786.75
233869	15-041	VO	A	4/3/2015	4/3/2015	4/3/2015	0.00	0.00	0.00	0.00	4,587.45	4,587.45
Vendor Total	0.00	0.00	0.00	0.00	23,287.02	23,287.02
HUDS00	Hudson & Calleja, LLC
233306	5537	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	1,685.00	1,685.00

Date:

Time: User:

Monday, August 17, 2015

01:36PM BSTRIPLING

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

3 of 5

03681d.rpt

20

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
233307	5537	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	290.00	290.00
Vendor Total	0.00	0.00	0.00	0.00	1,975.00	1,975.00
JOHN14	The Johnson Law Firm	A
233300	2	VO	A	3/4/2015	3/4/2015	0.00	0.00	0.00	0.00	5,995.00	5,995.00
233303	3	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	886.90	886.90
Vendor Total	0.00	0.00	0.00	0.00	6,881.90	6,881.90
KYLE00	Kyle Mathis & Lucas LLP	A
233296	14104	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	492.66	492.66
233299	14084	VO	A	3/4/2015	3/4/2015	0.00	0.00	0.00	0.00	875.31	875.31
Vendor Total	0.00	0.00	0.00	0.00	1,367.97	1,367.97
MACK00	C. Alfred Mackenzie	A
233115	LPHI LegalMa	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	0.00	0.00	3,802.50	3,802.50
233116	LPHI LegalMa	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	0.00	0.00	990.00	990.00
Vendor Total	0.00	0.00	0.00	0.00	4,792.50	4,792.50
MEAD01	Meadows Collier Attorneys at L	A
233120	128856	VO	A	3/19/2015	3/19/2015	0.00	0.00	0.00	0.00	10,101.19	10,101.19
233553	129135	VO	A	4/8/2015	4/8/2015	0.00	0.00	0.00	0.00	3,245.28	3,245.28
234223	129492	VO	A	5/19/2015	5/19/2015	0.00	0.00	0.00	1,995.00	0.00	1,995.00
234654	130671	VO	A	7/13/2015	7/13/2015	0.00	741.00	0.00	0.00	0.00	741.00
234848	131169	VO	A	8/11/2015	8/11/2015	684.00	0.00	0.00	0.00	0.00	684.00
Vendor Total	684.00	741.00	0.00	1,995.00	13,346.47	16,766.47
MEYE00	Meyer, Unkovic & Scott LLP	A
231927	1223264	VO	A	3/7/2015	3/7/2015	3/7/2015	0.00	0.00	0.00	0.00	257.50	257.50
233298	1224475	VO	A	4/16/2015	4/16/2015	4/16/2015	0.00	0.00	0.00	0.00	2,433.64	2,433.64
Vendor Total	0.00	0.00	0.00	0.00	2,691.14	2,691.14
PRON00	Pronske, Goolsby & Kathman, PC	A
234645	Statement 201	VO	A	7/9/2015	7/9/2015	0.00	108,615.83	0.00	0.00	0.00	108,615.83
234646	Statement 202	VO	A	7/9/2015	7/9/2015	0.00	18,001.85	0.00	0.00	0.00	18,001.85

Date:

Time: User:

Monday, August 17, 2015

01:36PM BSTRIPLING

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

4 of 5

03681d.rpt

20

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
234647	FeeApplicatio	VO	A	7/9/2015	7/9/2015	0.00	2,000.00	0.00	0.00	0.00	2,000.00
234649	ApplyRetnr	AD	A	7/10/2015	0.00	-100,000.00	0.00	0.00	0.00	-100,000.00
Vendor Total	0.00	28,617.68	0.00	0.00	0.00	28,617.68
REHL00	Kathleen M. Rehling	A
234847	5865	VO	A	8/11/2015	8/11/2015	281.30	0.00	0.00	0.00	0.00	281.30
Vendor Total	281.30	0.00	0.00	0.00	0.00	281.30
SHAC00	Shackelford, Melton & McKinley	A
233118	174733	VO	A	4/09/2015	4/09/2015	4/09/2015	0.00	0.00	0.00	0.00	60.00	60.00
Vendor Total	0.00	0.00	0.00	0.00	60.00	60.00
SHAR03	Shareholder.com	A
232029	0115SHAR16	VO	A	2/27/2015	2/27/2015	0.00	0.00	0.00	0.00	4,388.33	4,388.33
234077	0115shar1619	AD	A	2/27/2015	0.00	0.00	0.00	0.00	-4,388.33	-4,388.33
234496	0415SHAR22	VO	A	5/17/2015	5/17/2015	0.00	0.00	0.00	5,624.48	0.00	5,624.48
Vendor Total	0.00	0.00	0.00	5,624.48	0.00	5,624.48
SMIT04	Smith, Jackson, Boyer & Bovard	A
234424	56906	VO	A	6/25/2015	6/25/2015	0.00	0.00	6,493.00	0.00	0.00	6,493.00
234655	57203	VO	A	7/13/2015	7/13/2015	0.00	3,613.20	0.00	0.00	0.00	3,613.20
234846	57550	VO	A	8/11/2015	8/11/2015	9,636.10	0.00	0.00	0.00	0.00	9,636.10
Vendor Total	9,636.10	3,613.20	6,493.00	0.00	0.00	19,742.30
SQUI01	Squire Patton Boggs (US) LLP	A
233301	10426961	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	2,912.22	2,912.22
233302	10426961	VO	A	3/23/2015	3/23/2015	0.00	0.00	0.00	0.00	2,024.00	2,024.00
Vendor Total	0.00	0.00	0.00	0.00	4,936.22	4,936.22
WEST12	West & Associates, L.L.P	A
232850	15249	VO	A	2/17/2015	2/17/2015	0.00	0.00	0.00	0.00	6,927.50	6,927.50
232851	15249-ApplyR	AD	A	2/17/2015	0.00	0.00	0.00	0.00	-4,750.77	-4,750.77
233310	15301	VO	A	3/24/2015	3/24/2015	0.00	0.00	0.00	0.00	3,237.50	3,237.50
234078	15249RevRet	VO	A	2/17/2015	2/17/2015	0.00	0.00	0.00	0.00	4,750.77	4,750.77

Date:

Time: User:

Monday, August 17, 2015

01:36PM BSTRIPLING

DIP - LPHI

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

5 of 5

03681d.rpt

20

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Vendor Total	0.00	0.00	0.00	0.00	10,165.00	10,165.00
WHIT03	Whitley Penn
232727	226512	VO	A	2/9/2015	2/9/2015	2/9/2015	0.00	0.00	0.00	0.00	1,007.00	1,007.00
232728	227700	VO	A	2/18/2015	2/18/2015	2/18/2015	0.00	0.00	0.00	0.00	2,442.13	2,442.13
233119	228161	VO	A	3/9/2015	3/9/2015	3/9/2015	0.00	0.00	0.00	0.00	50,888.00	50,888.00
233121	228588	VO	A	3/16/2015	3/16/2015	3/16/2015	0.00	0.00	0.00	0.00	1,900.00	1,900.00
234059	232198	VO	A	4/23/2015	4/23/2015	4/23/2015	0.00	0.00	0.00	0.00	5,100.00	5,100.00
234115	Finance Chg	VO	A	4/23/2015	4/23/2015	4/23/2015	0.00	0.00	0.00	0.00	17.50	17.50
Vendor Total	0.00	0.00	0.00	0.00	61,354.63	61,354.63
Company Total	10,813.40	32,971.88	12,063.00	147,854.94	286,560.74	490,263.96

Life Partners Holdings, Inc.	Exhibit 3
List of Other Receipts and Disbursements

	Apr 30,2015	May 31,2015	June 30,2015	July 31,2015
	Amount	Amount	Amount	Amount
Receipts from:
Interest Earned
Funds transferred from LPI Acct in error**		$61,398.28

Total Other Receipts	$-	$61,398.28	$-	$-

Disbursements In Payment of:
Outside Services	$17,267.05
Temporary Security Services	$5,378.67
Business Wire Fees	$3,950.00
Registrar & Transfer Fees			$5,300.00	$1,050.00
Filing Fees	$738.00	$161.00
Web Page Hosting				$3,749.65
Logo/Trademark Renewal	$400.00
Title Letters for buildings	$324.76
Domain Renewal	$123.95
Bank Acct Analysis Fee	$29.22	$27.96	$274.56	$218.66
Other Bank Charges			$6.00
Return Funds to LPI wired in error**		$61,398.28
Total Other Disbursements	$28,211.65	$61,587.24	$5,580.56	$5,018.31

Disbursements for Reorganization Expenses:
Transcription Services				$1,488.30
Total Other Reorganization Expenses	$-	$-	$-	$1,488.30

** These are related transactions. Funds being transferred from LPI's Bank of America account 0952 to their Bank of Texas account were incorrectly wired to LPHI's account.